Exhibit 99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	October	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND,   TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.   DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL   INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	11/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	11/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
ASSETS
1.	UNRESTRICTED CASH	$295,821	$122,481	$242,099	$228,824
2.	RESTRICTED CASH	$101,555	$101,599	$101,613	$7
3.	TOTAL CASH	$397,376	$224,080	$343,712	$228,831
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$135,456	$135,456	$133,532
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$117,417	$124,649	$122,207
8.	OTHER (ATTACH LIST)	$49,475	$58,153	$58,696	$54,434
9.	TOTAL CURRENT ASSETS	$943,098	$535,106	$662,514	$539,004
10.	PROPERTY, PLANT & EQUIPMENT		$2,229,987	$1,996,382	$1,996,382	[3]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,923,673)	$(1,874,992)	$(1,881,353)	[3]
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$306,314	$121,390	$115,029
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$662,950	$662,950	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$13,314,901	$13,246,192	$13,917,492
16.	TOTAL ASSETS	$89,685,300	$14,819,271	$14,693,046	$14,571,525
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$291,016	$1,329,537	$1,866,555	[4]
18.	TAXES PAYABLE		$10,568	$13,551	$90,454	[5]
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$2,314,197	$2,923,067	$4,942,561
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$5,161,945	$5,182,720	$5,179,974
23.	TOTAL POSTPETITION LIABILITIES		$7,777,726	$9,448,874	$12,079,543
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$8,476	$5,976	$5,976	[2]
25.	PRIORITY DEBT	undetermined	$90,306	$90,306	$90,306
26.	UNSECURED DEBT	$9,203,450	$686,751	$686,492	$686,588	[6]
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$785,533	$782,773	$782,869
29.	TOTAL LIABILITIES	$9,203,450	$8,563,258	$10,231,647	$12,862,412
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(4,262,686)	$(6,440,232)	$(9,440,896)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(68,460,072)	$(68,077,139)	$(67,828,761)	[1]
33.	TOTAL EQUITY		$6,256,012	$4,461,399	$1,709,113
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$14,819,271	$14,693,046	$14,571,525

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$74,543,319.50
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(6,726,277.79)
$67,828,761.45

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015. The reduction shown in September is the collection of property taxes at the time of the sale of airport hangar for this prepetition period.
[3]	The airport hangar was carried as an asset on Life Partners, Inc. books, but it was owned by Life Partners Holdings, Inc. Since this asset & the foxcart equipment have been sold, they were removed from the assets on the books of LPI. The proceeds and gain on sale of the hangar were recorded on the books of LPHI since LPHI was the owner.
[4]	Item 17. Accounts Payables includes $1,780,031.25 of invoices from bankruptcy professionals that would normally be included in Item 20. Professional Fees.
[5]	Accrued personal property taxes includes an adjustment to taxes as a result of the taxing authority changing the valuation of the airplane held on 1/1/15.
[6]	This figure increased due to applying a prepetition credit of $96.36 against postpetition invoices.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	AUGUST	SEPTEMBER	OCTOBER
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Purchase Escrow Services (Abandonment Premiums)		$3,429	$3,429	$-	[2]
8.	Employee Advances	$992		$659	$0
8.	Notes Receivable-Employee	$477	$1,655	$1,539	$1,365
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$58,153	$58,696	$54,434
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$662,950	$662,950	$-	[1]
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$662,950	$662,950	$-
15. OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$13,585,166	$13,505,182	$14,029,884
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$140,536	$137,006	$273,922
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$300,793	$315,754	$325,436
15.	Deposits		$15,712	$15,558	$15,558
15.	TOTAL - OTHER ASSETS	$13,513,629	$13,314,901	$13,246,192	$13,917,492

POSTPETITION LIABILITIES
22.	Accrued Payroll		$50,305	$67,803	$58,048
22.	Accrued Vacation		$84,125	$87,402	$89,485
22.	Accrued 401K		$0	$0	$4,034
22.	401K Loan		$0	$0	$741
22.	Child Support & PR Garnishment		$0	$0	$152
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$5,161,945	$5,182,720	$5,179,974

[1]	Sold pursuant to court order Dkt.1053
[2]	These Abandonment Premiums were collected back from PES in October.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		May19-June30	JULY	AUGUST	SEPTEMBER	OCTOBER
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL			$0	$0	$0
5.	DIRECT LABOR			$0	$0	$0
6.	DIRECT OVERHEAD	$31,060	$14,937	$19,450	$17,060	$6,784
7.	TOTAL COST OF GOODS SOLD	$31,060	$14,937	$19,450	$17,060	$6,784
8.	GROSS PROFIT	$(31,060)	$(14,937)	$(19,450)	$(17,060)	$(6,784)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$43,877	$34,279	$28,794	$30,165	$30,165
10.	SELLING & MARKETING				$0	$0
11.	GENERAL & ADMINISTRATIVE	$380,272	$265,732	$244,334	$270,143	$275,276
12.	RENT & LEASE	$14,240	$18,452	$17,098	$14,178	$19,571
13.	OTHER (ATTACH LIST)	$80,533	$139,091	$38,302	$8,558	$26,125
14.	TOTAL OPERATING EXPENSES	$518,922	$457,554	$328,529	$323,044	$351,138
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(549,982)	$(472,491)	$(347,979)	$(340,104)	$(357,922)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(33)	$(56)	$(11,490)	$(8,929)	$70,816	[1]
17.	NON-OPERATING EXPENSE (ATTACH LIST)				$0	$0
18.	INTEREST EXPENSE				$3	$(3)
19.	DEPRECIATION / DEPLETION	$13,960	$6,980	$6,327	$6,871	$6,361
20.	AMORTIZATION				$0	$0
21.	OTHER (ATTACH LIST)	$2,300	$7,593	$(1,502)	$4,082	$(994)
22.	NET OTHER INCOME & EXPENSES	$16,227	$14,517	$(6,664)	$2,027	$76,180
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$501,083	$781,528	$1,575,668	$1,832,459	$2,559,012
24.	U.S. TRUSTEE FEES	$4,875	$4,875		$2,956	$7,549
25.	OTHER (ATTACH LIST)			$126	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$505,958	$786,403	$1,575,794	$1,835,415	$2,566,561
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(1,072,167)	$(1,273,410)	$(1,917,109)	$(2,177,546)	$(3,000,664)

[1]	See supplement to MOR-2.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JULY	AUGUST	SEPTEMBER	OCTOBER

OTHER OPERATING EXPENSES
13.	Bad Debt Expense	$120,008
13.	Other Expense- Premium Expense	$18,143	$289	$8,558	$20,546
13.	Other Expense- BK Premiums	$941			$5,579
13.	Impairment Expense	$-	$38,013	$-	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$139,091	$38,302	$8,558	$26,125
NON-OPERATING INCOME
16.	Interest Income	$15	$11,490	$3,883	$3,753
16.	Loss on sale of Ice Age Collection				$(156,067)
16.	Life Assets Trust S.A. return				$77,998	[2]
16.	Gain on Sale of Egyptian Replicas				$3,500
16.	Gain on Sale of Assets			$5,000		[1]
16.	Other Income	$42		$46	$-
16.	TOTAL NON-OPERATING INCOME	$56	$11,490	$8,929	$(70,816)
NON-OPERATING EXPENSE
17.					$-
17.
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$7,593	$(1,502)	$4,082	$(994)
21.	State Income Tax-Other		$-	$-	$-
21.
21.
21.
21.	TOTAL OTHER EXPENSE	$7,593	$(1,502)	$4,082	$(994)
OTHER REORGANIZATION EXPENSES
25.	Transcription Services		$126
25.
25.
25.
25.
25.	TOTAL OTHER REORGANIZATION EXP	$-	$126	$-	$-

[1]	Gain on sale of foxcart equipment sold along with the airport hangar pursuant to court order.
[2]	This is Life Partners' portion of the settlement reached between Life Assets Trust S.A.and Portigon Ag, New York Branch, due to the bank foreclosing on the assets of Life Assets Trust SA. Life Partners owned approximately 19.91% of Life Assets Trust S.A. Compartment A.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER	OCTOBER
1.	CASH - BEGINNING OF MONTH	$151,618	$224,080		$343,712
RECEIPTS FROM OPERATIONS
2.	CASH SALES			$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$124		$161
4.	POSTPETITION		$267,147	$267,147	$32,926
5.	TOTAL OPERATING RECEIPTS	$124	$267,147	$267,308	$32,926
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)			$0
7.	SALE OF ASSETS		$5,000	$5,000	$510,383	[1]
8.	OTHER (ATTACH LIST)	$713,551	$370,531	$1,899,950	$344,381
9.	TOTAL NON-OPERATING RECEIPTS	$713,551	$375,531	$1,904,950	$854,764
10.	TOTAL RECEIPTS	$713,675	$642,678	$2,172,258	$887,691
11.	TOTAL CASH AVAILABLE	$865,293	$866,758		$1,231,403
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$112,468	$114,878	$398,029	$116,986
13.	PAYROLL TAXES PAID	$39,049	$36,818	$135,772	$38,231
14.	SALES, USE & OTHER TAXES PAID		$191	$191
15.	SECURED / RENTAL / LEASES	$7,137	$24,583	$50,082	$19,756
16.	UTILITIES	$10,024	$10,339	$46,426	$11,250
17.	INSURANCE	$62,429	$27,738	$157,585	$2,596
18.	INVENTORY PURCHASES			$0
19.	VEHICLE EXPENSES		$125	$125	$128
20.	TRAVEL	$1,188	$2,137	$4,983	$3,471
21.	ENTERTAINMENT			$0
22.	REPAIRS & MAINTENANCE	$4,487	$4,312	$11,699	$2,666
23.	SUPPLIES	$195	$2,131	$3,891	$5,099
24.	ADVERTISING			$0
25.	OTHER (ATTACH LIST)	$129,111	$291,516	$902,274	$779,600
26.	TOTAL OPERATING DISBURSEMENTS	$366,087	$514,768	$1,711,056	$979,785
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$275,000	$6,000	$379,992	$13,040
28.	U.S. TRUSTEE FEES		$2,278	$2,603	$9,747
29.	OTHER (ATTACH LIST)	$126	$0	$126		[2]
30.	TOTAL REORGANIZATION EXPENSES	$275,126	$8,278	$382,722	$22,787
31.	TOTAL DISBURSEMENTS	$641,213	$523,046	$2,093,778	$1,002,572
32.	NET CASH FLOW	$72,462	$119,632	$78,480	$(114,881)
33.	CASH - END OF MONTH	$224,080	$343,712		$228,831

[1]	Proceeds from sale of Ice Age Collection and replicas of Egyptian Artifacts pursuant to court order.
[2]	Other Item 29. is transcription services.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		AUGUST	SEPTEMBER	QUARTER	OCTOBER

OTHER NON-OPERATING RECEIPTS
8.	A/R Collections-Abandonment Refunds			$-	$6,198
8.	Flow Thru Premiums	$-	$14,627	$14,627	$5,372
8.	Transfer From LPIFS Checking Acct# 4069	$700,000	$350,000	$1,850,000	$250,000
8.	Interest Income	$11,485	$3,879	$15,378	$3,747
8.	Other Inc-dividends on pd out policies	$-	$46	$87
8.	Other Income-Life Assets Trust S.A. Settlement	$-		$-	$77,998
8.	Return of retainer	$-		$15,000
8.	Reimbursements & Refunds-COBRA insurance	$2,029	$1,944	$4,386	$977
8.	Reimbursements & Refunds-Employee Advance	$-		$20	$25
8.	Reimbursements & Refunds-License & Fees	$-		$9
8.	Reimbursements & Refunds-Travel	$-	$36	$406
8.	Reimbursements & Refunds-Utilities				$30
8.	Reimbursements & Refunds-Other	$37		$37	$35
8.	Total - Non-Operating Receipts	$713,551	$370,531	$1,899,950	$344,381

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$43,935	$192,190	$586,629	$715,090
25.	Premiums-LPI Owned positions	$4,803		$25,703
25.	Bank Fees (Charged & Reversed)	$670	$340	$1,565	$590
25.	BK Premiums	$-		$941	$5,579
25.	Courier Services	$-	$1,011	$6,497	$3,171
25.	Employee Relations				$200
25.	Flow Thru Premiums	$-	$10,711	$28,729	$9,287
25.	Licenses & Fees	$500	$503	$1,034	$1,894
25.	Medical Records	$-	$337	$337
25.	Medical Review Life Expectancy	$-		$700
25.	Outside Services	$1,783	$1,982	$6,373	$1,669
25.	Payroll Garnishment	$304	$304	$1,063	$304
25.	Payroll-401K deductions	$9,290	$9,412	$32,498	$9,464
25.	PES Operating Exp	$29,471	$35,556	$99,261
25.	Software Licenses & Support	$5,152	$4,497	$9,649	$4,080
25.	Policy Administration Expense	$11,465	$17,618	$29,083	$20,135
25.	Refund Duplicate Payments				$845
25.	Subscriptions	$951	$213	$6,274	$507
25.	Trust Fees/Cost Reimbursement	$19,487	$16,824	$64,618	$6,784
25.	Employee Loan & Advances	$1,300	$20	$1,320
25.	Total - Other Operating Disbursements	$129,111	$291,516	$902,274	$779,600

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$126		$126
29.				$-
29.				$-
29.	Total - Other Reorganization Expenses	$126	$-	$126	$-

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

		SCHEDULE
ACCOUNTS RECEIVABLE AGING		AMOUNT	AUGUST	SEPTEMBER	OCTOBER
1.	0-30	$139,890	$43,274	$32,834	$669,205
2.	31-60	$279,914	$280,577	$11,534	$37,952
3.	61-90	$77,762	$212,053	$195,541	$6,472
4.	91+	$12,721,787	$13,189,797	$13,402,278	$13,590,176
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$13,725,702	$13,642,187	$14,303,805	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$8,242,385	$8,158,870	$8,820,488	[1]

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	October 2015

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$18,857				$18,857
2.	STATE	$9,329				$9,329
3.	LOCAL	$62,268				$62,268
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$90,454	$0	$0	$0	$90,454

6.	ACCOUNTS PAYABLE	$713,815	$7,825	$355,021	$789,894	$1,866,555

STATUS OF POSTPETITION TAXES			MONTH:	October 2015
		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING		$27,091	$18,067	$9,024
2.	FICA-EMPLOYEE		$14,876	$9,959	$4,916
3.	FICA-EMPLOYER		$14,876	$9,959	$4,916
4.	UNEMPLOYMENT		$20	$20	$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$56,861	$38,005	$18,857
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT		$376	$226	$150
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$3,377	$58,890		$62,268	[2]
14.	OTHER (ATTACH LIST)	$10,173	$(994)		$9,179	[3]
15.	TOTAL STATE & LOCAL	$13,551	$58,273	$226	$71,597
16.	TOTAL TAXES	$13,551	$115,134	$38,231	$90,454

[1]	These amounts are reported in detail on SUPPLEMENT TO MOR-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $5975.51 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15.
[3]	Item 14. Other is accrual of Texas Franchise Tax.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

			MONTH:	October 2015
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of Texas	Bank of Texas
B. ACCOUNT NUMBER:		4080	4091
C. PURPOSE (TYPE):		Checking	Checking		TOTAL
1.	BALANCE PER BANK STATEMENT	$229,386	$3,571		$232,957
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$6,098			$6,098
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$223,288	$3,571	$0	$226,859
6.	NUMBER OF LAST CHECK WRITTEN	1360	1015

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$7
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$7

CASH

12.	CURRENCY ON HAND				$1,965	[1]

13.	TOTAL CASH - END OF MONTH				$228,831

[1]	Item 12. Currency On Hand includes:

Petty Cash	$1,000.00
PayPal	$964.67

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	October 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,741	$61,456
2.	Advance Trust & Life Es	Premium Remittance/Cost Reimb	$152,988	$269,961
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error	$10,000	$111,898
4.	LPI Financial Services, Inc.	Forward Platform Fees	$0	$1,938
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb	$579,019	$1,778,381
6.	Colette Pieper	Salaries/Expense Reimbursement	$16,887	$65,983
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$16,875
8.	TOTAL PAYMENTS TO INSIDERS		$776,384	$2,306,492

PROFESSIONALS	[2]

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	&UNPAID
1.	Asset Servicing Group					$505,818
2.	Bridgepoint Consulting	10/29/15	$70,372			$606,217
3.	Epiq Bankruptcy Solutions	05/22/15	$2,126,230		$533,773	$1,592,457
4.	Kim Hinkle, Attorney at Law					$125,526
5.	MMS Advisors					$217,600	[3]
6.	Munsch, Hardt, Kopf & Harr,P.C.					$987,380
7.	Thompson & Knight LLP				$3,434	$6,216,571
8.	Tom Moran, US Trustee			$9,632	$9,632	$329,338
9.	Phillips Murrah					$59,316
10.	Smith, Jackson, Boyer & Brovard, PLLC					$45,603
11.	Inventus, LLC				$25,000	$1,405
12.	First Advantage Litigation				$6,000	$6,000
13.	Predictive Resources					$72,500
13.	Barbara Pope					$45,651
14.	TOTAL PAYMENTS TO PROFESSIONALS			$9,632	$577,839	$10,765,732

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1. Pitney Bowes Global Financial Services, LLC	$5,423	$5,423	$0	[1]
2. Pitney Bowes Global Financial Services, LLC	$906	$0	$0	[1]
3. Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4. Great America Financial Services	$2,939	$2,939	$0
5. Life Partners Holdings, Inc.	$10,000	$10,000	$0
6. TOTAL	$20,323	$19,416	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[3]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	October 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 1. The Ice Age Collection and Egyption Replicas were sold pursuant to court order (Docket 1053).

Questionnaire Item 10. Past due amounts are mainly professional fees incurred after the filing date.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2015- 06/14/2016	$316.00 /month